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                                                                   Exhibit 10.16


                        Citadel Broadcasting Corporation
                           City Center West, Suite 400
                          7201 West Lake Mead Boulevard
                             Las Vegas, Nevada 89128




June 4, 2002

Farid Suleman
Forstmann Little & Co.
767 Fifth Avenue, 44th Floor
New York, New York 10153

Dear Farid:

         In accordance with the letter from Theodore J. Forstmann to you, dated February 15, 2002, confirming the terms of your employment, the option grant to you to purchase 4,150,000 shares of Class A common stock shall be March 4, 2002.

         Please confirm your agreement with the foregoing by signing this letter in the space provided below and returning a signed copy of the letter to the undersigned.



                                       Very truly yours,

                                       CITADEL BROADCASTING
                                       CORPORATION

                                         /s/ Sandra J. Horbach
                                       -----------------------------------------
                                       By:   Sandra J. Horbach
                                       Its:  Vice President


ACKNOWLEDGED
AND CONFIRMED


/s/ Farid Suleman
-----------------------------
Farid Suleman